Accounts Receivable, Prepaid Expenses and Deposits - Disclosure Of Accounts Receivable Prepaid Expenses And Deposits (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Text Block [Abstract]
Value-added and income tax receivables	$ 12,181	$ 5,276
Due from Serabi Gold plc	12,033	10,909
Receivable from Inca One	2,716	1,706
Other receivables	460	685
Prepaid expenses and deposits	4,394	2,833
Accounts receivable prepaid expenses and deposits	$ 31,784	$ 21,409